Andrew Lane Chairman, President & CEO MRC Global Inc. // Bank of America Merrill Lynch Fall Bus Tour August 21, 2012 Exhibit 99.1

Investor Presentation
August 21, 2012

Forward Looking Statements and GAAP Disclaimer
This presentation contains forward-looking statements, including, for example, statements about the Company’s business strategy, its industry, its future profitability, growth in the Company’s various markets, the strength of future activity levels, and the Company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions.  These forward-looking statements are not guarantees of future performance.  These statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. For a discussion of key risk factors, please see the risk factors disclosed in the Company’s registration statement on Form S-1 effective April 11, 2012, related to our common stock, and our Quarterly Statement on Form 10-Q for the quarter ended June 30, 2012, both of which are available on the SEC’s website at www.sec.gov.
Undue reliance should not be placed on the Company’s forward-looking statements.  Although forward-looking statements reflect the Company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause our actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements.  The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.
Statement Regarding use of Non-GAAP Measures:
The Non-GAAP financial measures contained in this presentation (including, without limitation, EBITDA, Adjusted EBITDA,
Adjusted EBITDA Margin, Adjusted Gross Profit, Return on Net Assets (RONA) and variations thereof) are not measures of financial performance calculated in accordance with GAAP and should not be considered as alternatives to net income (loss) or any other performance measure derived in accordance with GAAP or as alternatives to cash flows from operating activities as a measure of our liquidity.  They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP, or as alternative measures of liquidity.  Management believes that certain non-GAAP financial measures provide a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide financial statement users meaningful comparisons between current and prior year period results.  They are also used as a metric to determine certain components of performance-based compensation.  The adjustments and Adjusted EBITDA are based on currently available information and certain adjustments that we believe are reasonable and are presented as an aid in understanding our operating results. They are not necessarily indicative of future results of operations that may be obtained by the Company.

MRC is the largest global distributor of pipe, valves and fittings (PVF) to the energy industry.
MRC is the largest global distributor of pipe, valves and fittings (PVF) to the energy industry.
Company Snapshot
International
7%
Canada
13%
MRO
66%
Projects
34%
U.S.
80%
Investor Presentation
August 21, 2012
3
By the Numbers Industry Sectors Product Categories Business Model
2011 Sales $4.83 B
Upstream Line Pipe / OCTG
Locations 410+
Countries 18
Midstream Valves
Customers 12,000+
Suppliers 12,000+
Downstream/
Industrial
Fittings / Flanges
SKU’s 150,000+
Employees 4,500+

Investor Presentation
August 21, 2012

Founded
1921
1989
Acquires
Appalachian
Pipe & Supply
2007
Goldman Sachs
Capital Partners
Strategic
Investment
1977
Founded
2005
Acquires
Midfield
Supply
2008
MRC
acquires
LaBarge
2007
Merger of
McJunkin
and Red Man
to form
MRC
2009
MRC opens
Houston HQ
2009
MRC
acquires
Transmark
2010
MRC
acquires
South
Texas
Supply
2010
MRC
acquires
Dresser
Oil Tools
2011
MRC
acquires
SPF
2011
MRC
acquires
VSC
2012
MRC
acquires
OneSteel
Piping
Systems
2012
MRC
Global
IPO;
begins
trading
on NYSE
MRC’s 91 Year History  //  The Road to the Fortune 500
2012
MRC
signs the
industry’s
first global
valve
contract with
Shell
2012
MRC
listed on
Fortune 500
2012
MRC
acquires
Chaparral
Supply

Investor Presentation
August 21, 2012

Supplier Benefits
•
•
•
Customer Benefits
•
•
•
•
MRC plays a critical role in the complex, technical, global energy supply chain.
Business Model
Mutual Benefits
•
•
•
Access to over 12,000+
customers
Manufacturing and scale
efficiencies
Leverage MRC’s technical
sales force
Trusted long-term partnerships
Financial stability
MRC Approved Supplier List /
Quality Program
Access to over 12,000+ suppliers
worldwide
Efficiencies and inventory
management
Access to a broad product offering
($1B+ inventory)
Access to global sourcing from 35
countries

Investor Presentation
August 21, 2012

By Geography
Note: Business mix based on 2011 sales
By Product Line
MRC is diversified by geography, industry sector, and product line.
Transmission
17%
MRC Diversification
Drilling &
Completion
Tubulars
17%
Production
Infrastructure,
Materials &
Supplies
30%
International
7%
Western
US
24%
Gulf
Coast
28%
Eastern
US
28%
Canada
13%
Chemical
9%
Refining
9%
Other/
Industrial
9%
Gas Utility
9%
OCTG
17%
Line
Pipe
21%
Valves
24%
Fittings
&
Flanges
18%
Other
20%
By Industry Sector

Investor Presentation
August 21, 2012

Horn River
Montney
Duvernay
Bakken
Niobrara
Monterey
Mississippian
Lime
Granite Washington
Woodford
Fayetteville
Barnett Haynesville Permian
Basin
Eagle Ford
Utica
Marcellus
North America Shales
North America Core Business Model
Well positioned to capitalize on shale, heavy oil and oil sands activity.
North America E&P spending to grow 6% in 2012*.
*  Barclays Equity Research
•
•
•
•
175+ Branches
160+ Pipe Yards
7 Regional Distribution Centers
14 Valve Automation Centers
North American Infrastructure

Investor Presentation
August 21, 2012

International E&P spending forecast to grow 12% in 2012*.
International Growth Model
*  Barclays Equity Research
MRC Branches / Locations
Regional Distribution Centers
Valve Automation Centers
Expanding International Presence
•
•
•
•
40+ Branches
2 Pipe Yards
Regional Distribution Centers in
UK, Singapore and Australia
10 Valve Automation Centers

Investor Presentation
August 21, 2012

Strong Growth in Global E&P Spending
Source: Barclays 2012 E&P Spending Outlook Mid Year Update.
U.S. Refining Turnaround Activity
Positive Trends
U.S. Additions to Natural Gas Pipelines
U.S. Aging Infrastructure / New Legislation to
Drive Pipeline Replacement
Source: Industrial Info Resource, Inc.  Based on quarterly average planned unit outages.
Source: Pipeline Safety and Hazardous Materials Administration, Wall Street Journal, for Top 10 states by pipeline mileage
Outside
North
America
U.S.
Investor Presentation
August 21, 2012
9
444
548
688
1,193
1,126
2009A 2010A 2011E 2012E 2013E
Actual         Estimates
Outside
North
America
Canada
U.S.
0
100
200
300
400
500
600
900
700
800
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
Source: ICF International, North American Midstream Infrastructure Through 2035 – A Secure Energy Future,
Prepared for the INGAA Foundation, June 28, 2011

Investor Presentation
August 21, 2012

Global
Procurement
Today
10 – 15 Years Ago Next 1 to 5 Years
Consolidating energy industry benefits global players.
Changing PVF Energy Distribution Landscape
Purchasing more
consolidated
Contracts by end
segment:
Contracts cover PVF
Customers align with
suppliers with size/scale
Centralized
Procurement
Upstream
Midstream
Downstream
Global upstream /
midstream /
downstream PVF
contracts
Pipe
Valves
Fittings
Flanges
Supplies
Decentralized
Procurement
PVF purchasing
handled locally
Facility-by-facility
basis
Separate contracts
by product class:

MRC & Shell  //  Global Valve Contract for MRO & Projects
Industry’s first global valve and combined North American PFF contract.
Deepwater
GOM
NA Tight Gas
& Liquids
Brazil
Offshore
BC-10
West
Africa
Future
Middle
East
RDC
FLNG
/ LNG
Oceania
Sakhalin
Shell
Offshore
Shell has one of the top 5 global CAPEX budgets
Coal Bed
Methane
Cracker Unit
Pittsburgh, PA
China
Tight Gas
Tar Sands
Kashagan
Ph1
Alaska
Offshore
LNG /
GTL
LNG
Salym
Development
Investor Presentation
August 21, 2012

North America
Includes PFF

Investor Presentation
August 21, 2012

Increasing MRC Shareholder Value
Growth Efficiency / Profitability
Organic Growth
Increase Returns on
Working Capital Investment
Optimize Cost of Capital
• North American shale activity
• Midstream infrastructure
• Downstream – refining turnaround
activity and resurgence in
petrochemical activity
• Australia – new PVF leadership
position
• Optimize inventory mix
• Global sourcing
• Focus on higher margin
products
• Target leverage at
2.0x – 3.0x
• Reduce overall cost
of debt
Acquisitions
• International geographic extensions
• Valve & actuation
• North American region / shale bolt-ons
Revenue Growth:
Target 10% to 12% per year
Organic: 8% to 9%
Acquisitions: 2% to 3%
Adjusted EBITDA Margin Improvement
in near term
in mid term
in 5 years
8.0 to 8.5%
9.0 to 9.5%
10+%

Investor Presentation
August 21, 2012

MRC has completed and successfully acquired $920 million of revenues since mid 2008.
1
Reflects reported revenues for the year of acquisition
2
Estimate based on supply agreement with SandRidge Energy
(US$ in millions)
Track Record of Successful M&A

Investor Presentation
August 21, 2012

Historic Margins
OCTG 5-7%
All Other 17-19%
Multi-Year Strategy to Shift Away from OCTG Towards
Higher Margin, Less Volatile Products
Key Components to Strategy
Remain committed to one-stop PVF focused customers
Focus on energy infrastructure E&P spend
Increase earnings stability
Improve overall margins
Reduce inventory risk
Reduce volatility and exposure to North America rig count
Shift to
Higher Margin Products
Short term loss of revenue offset by long term benefits
2013
(Target)
2008
(Actual)
All other
75%
OCTG
25%
OCTG
10%
All other
90%

Investor Presentation
August 21, 2012

Strategic investments in shale plays driving North America Growth.
Strategic Investments to Capitalize on Shale Growth
Eagle Ford Production MRC Investment in the Eagle Ford MRC Sales in the Eagle Ford
May 2010
Acquisition – South Texas Supply
March 2011
Opened Regional Distribution
Center in San Antonio, TX
Bakken Production MRC Investment in the Bakken MRC Sales in the Bakken
August 2010
Acquisition – Dresser Oil Tools &
Supply
January 2012
Opened Regional Distribution
Center in Cheyenne, WY
-
100,000
200,000
300,000
400,000
500,000
600,000
2009 2010 2011 2012A
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
-
100,000
200,000
300,000
400,000
500,000
600,000
2009 2010 2011 2012A
Eagle Ford Rig: Stephens
Eagle Ford Sales: MRC data
Eagle Ford Production: www.rrc.state.tx.us; 2012
Annualized
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
Bakken Rig: Stephens
Bakken Sales: MRC data
Bakken Production: MidstreamBusiness.com, "Bakken's
Rapid Ascent” 2012 Annualized

Investor Presentation
August 21, 2012

Increased Access to and Supply of NGL’s Have Created
Opportunities for MRC Over the Next 5 to 7 Years
Upstream
Production
Midstream
Infrastructure
Growth Forecast
MRC is well positioned to capitalize on this trend across the upstream, midstream, & downstream market segments.
Downstream
Processing Expansion & New Builds
New Build
Crackers
billion lbs/yr
15%
38%
Production
Expansion
billion lbs/yr
Current Ethylene
Production
billion lbs/yr
*Source: Tudor Pickering Holt & Co
80
60
40
72
79
57
59
60
63
65
66
2011 2012 2013 2014 2015 2016 2017 2018

Investor Presentation
August 21, 2012

$224
$361
$151
$239
2010 2011 1st Half
2011
1st Half
2012
Sales Adjusted Gross Profit and % Margin
Source:  Company management
RONA calculation = Adjusted EBITDA divided by the sum of accounts receivable, inventory (plus the LIFO reserve), and PP&E less accounts payable.
Adjusted EBITDA and % Margin Return on Net Assets (RONA)
Strong growth and improving profitability.
Y-o-Y Growth 26% 30% Y-o-Y Growth 28% 39%
Y-o-Y Growth 61% 59%
17.2%
17.6%
17.6%
18.8%
5.8%
7.5%
7.0%
8.5%
(US$ in millions)
Financial Trends
$3,846
$4,832
$2,160
$2,813
2010 2011 1st Half
2011
1st Half
2012
$663
$850
$381
$530
2010 2011 1st Half
2011
1st Half
2012
19.6%
24.1%
23.1%
27.8%
2010 2011 1st Half
2011
1st Half
2012

Investor Presentation
August 21, 2012

First Half Update
Year Over Year Results
In Millions, except per share data
1   Half
2012
1   Half
2011
Sales $ 2,813 $  2,160
30%
Cost of sales 2,335 1,840
Gross profit 478 320
SG&A 297 242
Operating income 181 78
Net income $      69 $        4
EPS $   0.75 $   0.04
Adjusted EBITDA $    239 $    151
59%
Adjusted EBITDA% 8.5% 7.0%
Full Year 2012 Outlook
Sales $5.5 to $5.65 billion
Adjusted EBITDA 8.2% to 8.6% of sales
Adjusted Gross Profit 18.3% to 19.0% of sales
Effective Tax Rate 35.0% to 36.0%
Capital Expenditures $26 to $27 million
Cash from Operations $125 - $150 million
Capital Structure
April 2012 IPO with net proceeds of $333 million
Total Net Debt $1.315 billion
Net Debt / Adjusted EBITDA 2.9X
Net Debt / Adjusted EBITDA  2012 EOY Target 2.5X
st st